                                                                    EXHIBIT 23.4





                CONSENT OF WOOD, PHILLIPS, KATZ, CLARK & MORTIMER


         As patent counsel for Encysive Pharmaceuticals Inc., we hereby consent to the reference to our firm under the heading "Experts" in the Prospectus, which is a part of this Amendment No. 2 to the Registration Statement of Encysive Pharmaceuticals Inc. on Form S-3 (Registration No. 333-108107).



                                     /s/ Martin L. Katz
                                     ------------------------------------------
                                     Martin L. Katz
                                     Wood, Phillips, Katz, Clark & Mortimer




Chicago, Illinois
October 21, 2003